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                                                                   EXHIBIT 10.13



                                Extensity, Inc.
                         2200 Powell Street, Suite 400
                              Emeryville, CA 94608



                                January 7, 2000



Albert Pang
International Data Corporation
2131 Landings Drive
Mountain View, CA 94043

Dear Albert:

     Extensity, Inc. (the "Company") is in the process of undertaking an initial public offering of its common stock and has filed with the Securities Exchange Commission a Registration Statement on Form S-1 ("Registration Statement") relating to such offering. In the Registration Statement, the Company cites the following market research data with respect to the Internet Commerce Procurement Applications Market compiled by International Data
Corporation:

     "... the Internet commerce procurement applications market will grow from $147 million in 1998 to $5.3 billion in 2003." [Box Summary, p.1, and p. 34]

     By executing below, you hereby consent to the presentation of the data as set forth above in the Company's Registration Statement in the manner set forth above.

                                       Your very truly,

                                       EXTENSITY, INC.

                                       /s/ ELIZABETH IRELAND
                                       ---------------------------
                                       ELIZABETH IRELAND
                                       Vice President of Marketing

AGREED AND ACCEPTED:

INTERNATIONAL DATA CORPORATION

By:    /s/ ALBERT PANG
       ------------------------------------
       Albert Pang

Title: Research Manager, eCommerce Software